EXHIBIT 10.1
                                 PROMISSORY NOTE

                                                            Dated: _______, 1999
$-------

         FOR VALUE RECEIVED, UNIGENE LABORATORIES, INC., a Delaware corporation authorized to do business in the State of New Jersey (the "Undersigned") promises to pay to the order of JAY LEVY, (the "Lender"), at their offices at 110 Little Falls Road, Fairfield, New Jersey, the sum of _____ __________________THOUSAND and 00/100 ($__________) DOLLARS (hereinafter referred to as the "Principal") in lawful money of the Unites States of America with interest, calculated on the basis of a 365 day year, for the actual number of days involved, on the unpaid balance from the date of this Promissory Note ("Note") at the rate set forth hereafter until paid.

         The rate of interest on the Note shall be at six (6%) percent per annum.

         Payment of Principal shall be made upon demand. Interest only will be payable monthly in arrears on the first day of each month.

         1. In connection with the execution and delivery of this Promissory Note, the undersigned (i) has delivered to the Lender an Amendment to Loan Agreement and a Security Agreement (the Security Agreement, as so amended being referred to herein as the "Security Agreement") respecting its assets and equipment located at its business premises at 110 Little Falls Road, Fairfield, New Jersey and 83 Fulton Street, Boonton, New Jersey (collectively, the "Secured Assets") and (ii) hereby grants to the Lender a mortgage and security interest in the tract or parcel of land and premises located in the Township of Fairfield, County of Essex and State of New Jersey, as more particularly described in Exhibit A attached hereto and made a part hereof.

         2. The Undersigned agrees with the Lender hereof:

                  (a) to claim no deduction upon the assessed value of such Secured Assets on account of the monies owing hereon;

                  (b) to pay all taxes, assessments, or other governmental charges levied or assessed against the Secured Assets as the same shall become due and payable unless same are being contested in good faith in which event, the same shall, if requested, be paid to Lender;

                  (c) to keep the Secured Assets insured for the benefit of the Lender hereof against damage or loss by fire and such other hazards as the Lender hereof shall specify, by insurers and in amounts reasonably approved by the Lender hereof, and to deliver such policy or policies of insurance to the Lender hereof; and

                  (d) to keep the Secured Assets in good repair and in a condition satisfactory to the Lender hereof. The Undersigned further agrees that, should default be made with regard to the above agreements, the Lender, at its option, may pay such amount or amounts and the amount so paid shall be added to the amount owing hereunder and shall be due and payable on demand, with interest at the rate set forth above.

         3. This Note, at the option of the Lender hereof, shall become immediately due and payable in full in the event of any of the following:
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                  (a)      ten (10) days' default in any payment of interest due
                           on this Note;

                  (b)      default in the payment of principal due on this Note;

                  (c) the Undersigned shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Undersigned for all or a substantial part of its properties or assets, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or if corporation action shall be taken by the Undersigned for the purpose of effecting any of the foregoing; or

                  (d) an order, judgment or decree shall be entered, without the application, approval or consent of the Undersigned by any Court of competent jurisdiction, approving or seeking reorganization of the Undersigned or of all of a substantial part of the properties or assets of the Undersigned, or appointing a receiver, trustee or liquidator of the Undersigned and such order, judgment or decree shall continue unstayed and in effect for any period of forty-five (45) days or more;

                  (e) failure of the Undersigned to comply with the terms and conditions of the Security Agreement or any other loan documents given by the Undersigned as Borrower to the Lender as Secured Party, or failure by the Undersigned to comply with the terms and conditions of the Loan Agreement, as amended, or of any document collateral to this transaction;

                  (f) any default by the Undersigned in any payment of principal or interest due on any other note or obligation of the Undersigned to Lender; or

                  (g) a default is made in the repayment of any mortgage indebtedness with regard to the premises which the undersigned owns and in which the Secured Assets are located.

         4. Any notice provisions contained in the Loan Agreement, as amended, or the Security Agreement shall also apply hereunder

         5. Presentment, dishonor and notice of dishonor are hereby waived.

         6. Upon nonpayment of this Note at its stated or accelerated maturity, the Lender may, in addition to such other and further rights and remedies provided by law, or by the Security Agreement referred to above:

                  (a) collect interest from the date of such maturity on the principal balance owing hereon at the interest rate(s) set forth herein;

                  (b) hold as security for the payment hereof any other property heretofore or hereafter delivered by the Undersigned into the custody, control or possession of the Lender for any reason or purpose whatsoever.
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         7. If the  Lender  of the Note has not  received  the  full  amount  of payment of interest due by the end of the ten (10) calendar days after the date it is due and payable, a late charge of five (5%) percent of the overdue payment shall be immediately due and payable, which charge shall be for the purpose of defraying expenses incident to handling such delinquent payments. This charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender employs in connection with any non-payment or other event of default. Acceptance by the Lender of payment of a late charge shall in no way be considered to be an election of remedies or waiver by the Lender of rights at law or under this Note, or the Security Agreement. Such late charges if not previously paid shall become part of the indebtedness evidenced hereby, and shall, at the option of the Lender, be added to any succeeding monthly payment due under this Note. Failure to pay such late charges with such succeeding monthly payment shall constitute an event of default and such late charges shall bear interest at the default rate as hereafter provided from the date due.

         8. Upon the occurrence of an event of default (including, without limitation, the failure of Borrower to pay any sum herein specified when due), the unpaid principal sum evidenced by this Note together with all accrued and unpaid interest thereon, and all other sums evidenced and/or secured by the Note and the Security Agreement, Loan Agreement and other loan documents given in connection herewith shall bear interest at a rate per annum referred to as the Default Rate, which shall be equal to a lesser of: (x) the highest rate of interest permitted to be contracted for under the laws of the State, or (y) the interest rate first set forth plus five (5%) percent per annum. The Default Rate shall be in lieu of any other interest rate otherwise applicable and shall commence, without notice, immediately upon and from the occurrence of any such event of default effective as of the due date of the payment in default and shall continue until all defaults are cured and all sums then due and payable under the Note and other loan documents are paid in full.

         9. Borrower shall have the right to prepay this Note in full or in part at any time.

         10. If this Note is referred to an attorney for collection, the Undersigned agrees that reasonable attorney's fees shall be added to such amount and shall be payable thereon.

         11. This Note is binding on the Undersigned, its successors and assigns.

         12. If there are any inconsistencies between the Note and the Security Agreement, the terms of the Security Agreement shall prevail.

         IN WITNESS WHEREOF, the Undersigned has executed this Note on the date first above written.

Attest:                                            Unigene Laboratories, Inc.

________________________                           By  _________________________
Ronald S. Levy, Secretary                              Warren P. Levy, President

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JAY LEVY DEMAND NOTES:

DATE                       AMOUNT

05/05/99          $200,000
05/24/99          $200,000
06/07/99          $200,000
06/25/99          $200,000
06/29/99          $350,000
06/30/99          $350,000